EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The following tables present the unaudited condensed consolidated pro forma financial data for Phoenix Footwear Group, Inc. (“Phoenix Footwear” or “the Company”) for the fiscal year ended December 30, 2006 and for the nine month period ended September 29, 2007, and the Company’s condensed consolidated balance sheet as of September 29, 2007 as reported in the Company’s quarterly report on Form 10-Q for the nine month period ended September 29, 2007 as filed on November 13, 2007 with the Securities and Exchange Commission. On December 29, 2007, the Company sold its Altama Delta Corporation (“Altama”) subsidiary, to Tactical Holdings, Inc. (“Tactical”). Under the sale, the Company received $13.5 million as payment of the purchase price, which is subject to a final closing date working capital adjustment currently under review by the parties. In addition to the aggregate cash consideration, Phoenix Footwear and Tactical entered into a Transaction Services Agreement to provide ongoing administrative and other services for the operation of the Altama business post-closing.

Also, during fiscal 2007, on July 2, 2007, the Company sold its Royal Robbins, Inc. (“Royal Robbins”) subsidiary and assets of PXG Canada, Inc., related to the Royal Robbins business, to Kellwood Company. Under the sale, the Company received aggregate cash consideration of $37.2 million.

Historical financial information for the Company as of and for the nine months ended September 29, 2007 has been derived from unaudited historical condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q. Historical financial information for the fiscal year ended December 30, 2006 has been derived from audited historical consolidated financial statements included in Phoenix Footwear’s 2006 Annual Report on Form 10-K.

The unaudited condensed consolidated pro forma balance sheet gives effect to the disposition of Altama as if it had occurred on September 29, 2007. The unaudited pro forma condensed consolidated statements of operations are presented for the year-ended December 30, 2006 and for the nine month period ended September 29, 2007 and give effect to the disposition of Altama and Royal Robbins as if they had been completed as of December 31, 2005. The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations are provided for informational purposes only and should not be construed to be indicative of the Company’s consolidated financial position or results of operations had the transactions been consummated on the date assumed and do not project the Company’s consolidated financial position or results of operations for any future period or date.

The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations were derived by adjusting the Company’s historical consolidated financial statements for the assets sold. The unaudited pro forma condensed combined statements of operations do not include the impact of any potential cost savings or one-time costs that may result from the dispositions.

PHOENIX FOOTWEAR GROUP, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 29, 2007

(in thousands)

	9/29/07	Pro Forma Adjustments		Pro Forma Results
ASSETS
Current assets
Cash and cash equivalents	$494	$(59	) (a)	$435
Accounts receivable, less allowances of $1,622	21,764	(2,716	) (a)	19,048
Inventories, less provision of $2,075	25,927	(5,012	) (a)	20,915
Other current assets	2,195	(94	) (a)	2,101
Deferred income tax asset	1,378			1,378

Total current assets	51,758	(7,881)		43,877
Property and equipment, net	3,671	(1,538	) (a)	2,133
Goodwill	14,466	(6,663	) (a)	7,803
Unamortizable intangibles	11,393	(8,133	) (a)	3,260
Intangible assets, net	7,683	(1,025	) (a)	6,658
Other assets, net	50			50

Total assets	$89,021	$(25,240)		$63,781

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Notes payable	$20,366	$(13,336	) (b)	$7,030
Accounts payable	10,871	(2,170	) (a)	8,701
Accrued expenses	3,429	(519	) (a)	2,910
Other current liabilities	1,073			1,073
Liabilities of discontinued operations	6,000			6,000

Total current liabilities	41,739	(16,025)		25,714
Other Liabilities
Other long-term liabilities	1,246			1,246
Deferred income tax liability	2,964			2,964

Total other liabilities	4,210	—		4,210

Total liabilities	45,949	(16,025)		29,924
Commitments and Contingencies
Stockholders’ equity
Common stock, $0.01 par value – 50,000,000 shares authorized, 8,383,000 shares issued	84			84
Additional paid-in capital	46,227			46,227
Accumulated (deficit); retained earnings	(489)	(9,215	) (c)	(9,704)
Accumulated other comprehensive gain	196			196

	46,018	(9,215)		36,803
Less: Treasury stock at cost	(2,946)			(2,946)

Total stockholders’ equity	43,072	(9,215)		33,857

Total liabilities and stockholders’ equity	$89,021	$(25,240)		$63,781

The accompanying notes are an integral part of this unaudited pro forma condensed consolidated balance sheet.

PHOENIX FOOTWEAR GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 29, 2007

PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated financial statements of the Company include the following pro forma adjustments related to the disposition of the Company’s wholly owned subsidiaries Royal Robbins, Inc. and Altama Delta Corporation.

(a) Represents the assets and liabilities of Altama Delta Corporation held by Phoenix Footwear as a discontinued operation.

(b) Represents the reduction in outstanding debt of Phoenix Footwear through the use of cash proceeds from the sale of Altama Delta Corporation.

(c) Represents the resulting pre-tax loss on the sale of the assets of Altama Delta Corporation pursuant to the Agreement.

PHOENIX FOOTWEAR GROUP, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SEPTEMBER 29, 2007

(in thousands, except per share data)

	Nine Months Ended 9/29/07	Pro Forma Adjustments
		Royal Robbins			Altama Delta Corporation		Pro Forma Results
Net sales	$83,540	$			$20,078		$63,462
Cost of goods sold	60,170				17,292		42,878

Gross profit	23,370				2,786		20,584

Operating expenses
Selling, general and administrative expense	28,148				2,626		25,522
Other (income) expenses, net	(24)				4		(28)

Total operating expenses	28,124				2,630		25,494

Operating (loss) income	(4,754)				156		(4,910)
Interest expense	1,883				776	(b)	1,107

Loss before income taxes and discontinued operations	(6,637)				(620)		(6,017)
Income tax (benefit) provision	(2,353)				(139)		(2,214)

Net loss before discontinued operations	(4,284)				(481)		(3,803)
Net earnings from discontinued operations, including gain on sale of Royal Robbins of $14,057, net of tax	14,831		(14,831)		—		—

Net earnings (loss)	$10,547		$14,831	(a)	$(481	) (a)	$(3,803)

Net earnings (loss) per common share
Basic:
Continuing operations	$(.54)						$(.47)
Discontinued operations	1.85						—

Net earnings (loss)	$1.31						$(.47)

Diluted:
Continuing operations	$(.54)						$(.47)
Discontinued operations	$1.65						—

Net earnings (loss)	$1.17						$(.47)

Weighted average shares outstanding
Basic	8,025,762						8,025,762
Diluted	8,997,252						8,997,252

The accompanying notes are an integral part of this unaudited pro forma condensed consolidated statement of operations.

PHOENIX FOOTWEAR GROUP, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

DECEMBER 30, 2006

(in thousands, except per share data)

		Pro Forma Adjustments
	Year Ended 12/30/06	Royal Robbins		Altama Delta Corporation		Pro Forma Results
Net sales	$140,589	$31,153		$21,960		$87,476
Cost of goods sold	92,100	16,158		16,677		59,265

Gross profit	48,489	14,995		5,283		28,211

Operating expenses
Selling, general and administrative expense	45,418	9,978		3,709		31,731
Non-cash impairment charge	23,499	—		16,941		6,558
Other (income) expenses, net	(539)	—		(1,455)		916

Total operating expenses	68,378	9,978		19,195		39,205

Operating (loss) income	(19,889)	5,017		(13,912)		(10,994)
Interest expense	5,968	3,513	(b)	993	(b)	1,462

(Loss) earnings before income taxes	(25,857)	1,504		(14,905)		(12,456)
Income tax (benefit) provision	(5,479)	1,001		(2,055)		(4,425)

Net (loss) earnings	$(20,378)	$503	(a)	$(12,850	) (a)	$(8,031)

Net loss per common share
Basic	$(2.58)					$(1.02)
Diluted	$(2.58)					$(1.02)
Weighted average shares outstanding
Basic	7,911,050					7,911,050
Diluted	7,911,050					7,911,050

The accompanying notes are an integral part of this unaudited pro forma condensed consolidated statement of operations.

PHOENIX FOOTWEAR GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED

SEPTEMBER 29, 2007

AND FISCAL YEAR ENDED DECEMBER 30, 2006

PRO FORMA ADJUSTMENTS

(a) Represents the income (loss) from discontinued operations attributable to the Company assuming that the assets of Royal Robbins and Altama were sold as of December 31, 2005 and no business activity was conducted over the course of the period presented.

The adjusted net loss does not include the gain or loss on the sale of assets during 2007.

(b) In accordance with EITF 87-24, Allocation of Interest to Discontinued Operations (“EITF 87-24”), interest expense incurred on the debt that was required to be repaid as a result of the sale was allocated to discontinued operations.